Exhibit 21.1

Subsidiaries of Registrant
as of January 31, 2007

State or Jurisdiction
under the law of
which Organized

1st Fredericksburg Mortgage, LLC	Indiana
ALLINCO, Inc.	Vermont
Access Financial Corp.	Ohio
AccuLend Mortgage, LP	California
Advent Guaranty Corporation	Vermont
Afleet Mortgage, LP	Ohio
All American First Mortgage, LLC	Indiana
Allegiant Asset Management Company	Michigan
Allegiant Capital Corporation	Missouri
Allegiant Capital Trust II	Delaware
Allegiant Community Development Corporation (Inactive)	Missouri
Allegiant Insurance Services Co.	Missouri
Alliance First Mortgage, LLC	Indiana
Alliance Title Agency, L.L.C.	Michigan
American Best Mortgage, LLC	Indiana
Americo Mortgage, LLC	Indiana
Amerimax Mortgage, LLC	Indiana
Appraisal Analysts, Inc.	Florida
Ash Realty Co., Inc.	Indiana
Banc Services Statutory Trust 1	Connecticut
Baron Mortgage, LP	California
Benchmark Mortgage, LP	California
Cape Henry Mortgage, LLC	Indiana
Capstone Realty Advisors, LLC	Ohio
Capstone Realty, Inc.	Ohio
Central Valley Lending Services, LP	California
Citizens Mortgage LLC	Arizona
Collier Mortgage Corp., LLC	Indiana
Colonial Home Finance, LLC	Indiana
Columbus Home Mortgage, LLC	Indiana
Constellation Mortgage, LLC	Indiana
Cornerstone Groupe LLC
County Corp Mortgage, LLC	Indiana
DSH Mortgage, LP	California
Dominion Trust Mortgage, LLC	Indiana
Elegen Home Lending, LP	Ohio
Endeavor Capital Mortgage, LP	Ohio
Equality Commodity Corporation	Missouri
Equality Mortgage Corporation (Inactive)	Missouri
Executive Home Lending, LP	Indiana
FCB Mortgage, LLC	Indiana
Fidelity Bankshares, Inc.	Florida
Fidelity Capital Trust II	Florida
Fidelity Capital Trust III	Florida
Fidelity Federal Bank & Trust	Florida
Fidelity Realty & Appraisal Services, Inc.	Florida

State or Jurisdiction
under the law of
which Organized

First Flight Mortgage, LLC	Indiana
First Franklin Financial Companies, LLC[1]	Delaware
First Independent Mortgage, LLC	Indiana
First Intercoastal Mortgage, LLC	Indiana
The First Mortgage Group, LLC	Indiana
First National Broadway Corp.	Kentucky
First of America Capital Trust 1	Delaware
First TEAM Mortgage, LLC	Indiana
Florida Consolidated Agency, Inc.	Florida
Forbes Capital, L.P.	Missouri
Forbes First Financial Statutory Trust 1	Missouri
Fort Wayne Capital Trust I	Delaware
Greenbrier Mortgage, LLC	Indiana
H. F. Development Company, Inc.	Florida
Harbor Federal Savings Bank	Florida
Harbor Florida Financial Services, Inc.	Florida
Harbor Insurance Agency, Inc.	Florida
Heartland Security Mortgage, LLC	Ohio
Heritage Home Mortgage, LLC	Indiana
Home Financing, LP	Ohio
Home Mortgage Centre, LLC	Indiana
Homesource Mortgage Services, LP	Indiana
HomeSync Financial Services, LLC	Indiana
Integrity 1st Financial, LLC	Indiana
Kratky Road, Inc. (Inactive)	Missouri
L & L Mortgage Consultants, LLC	Indiana
Lakeside Lending, LLC	Indiana
Liberty West Mortgage, L.P.	Indiana
Lower Bucks Mortgage, LP	Ohio
Market Mortgage Services, LLC	Indiana
Meadow Ridge Partners, LLC (Inactive)	Ohio
Mid Atlantic Mortgage, LLC	Indiana
MidOhio Data, Inc.	Ohio
Milestone Security Partners, LLC	Ohio
Mortgage One, L.P.	California
NCBKCDA Investments, LLC	Kentucky
NCBO Holdings, Inc.	Indiana
NCBPA Investment Company (Inactive)	Delaware
NCCC Acquisition, LLC	Delaware
NCLIC, Inc.	Vermont
NCS First Mortgage, LP	Ohio
NAT CITY INVT FD NO. 1, LLC	Ohio
NAT CITY INVT FD NO. 2, LLC	Ohio
NAT CITY INVT FD NO. 3, LLC	Ohio
NAT CITY INVT FD NO. 4, LLC	Ohio
NAT CITY INVT FD NO. 5, LLC	Ohio
NAT CITY INVT FD NO. 6, LLC	Ohio
NAT CITY INVT FD NO. 7, LLC	Ohio
NAT CITY INVT FD NO. 8, LLC	Ohio
NAT CITY INVT FD NO. 9, LLC	Ohio

State or Jurisdiction
under the law of
which Organized

NAT CITY INVT FD NO. 10f, LLC	Ohio
NatCity Investments, Inc.[2]	Indiana
NatCity Trust Company of Delaware	Delaware
National American Mortgage, LP	Ohio
National Capital Properties, Inc. (Inactive)	Kentucky
National City Abstract, LLC	Pennsylvania
National City Bank[3]	United States
National City Business Credit, Inc.	Ohio
National City Canada, Inc. (Inactive)	United States
National City Capital Corporation	Delaware
National City Capital Trust I (Inactive)	Delaware
National City Center, LLC	Ohio
National City Commercial Capital Company, LLC[4]	Indiana
National City Commercial Capital Corporation (Canada)	Canada
National City Commercial Leasing, Inc.	Ohio
National City Community Development Corporation	Ohio
National City Credit Corporation	Ohio
National City DND, Inc.	Delaware
National City Equity Partners, Inc.	Delaware
National City Equity Partners, LLC	Ohio
National City Insurance Agency of Pennsylvania, Inc.	Pennsylvania
National City Insurance Group, Inc.	Michigan
National City Investment Company-Nevada, Inc.	Nevada
National City Mortgage Capital LLC	Delaware
National City Mortgage Co.	Ohio
National City Mortgage Insurance Company, Inc.	Hawaii
National City Mortgage Insurance Solutions, Inc.	Hawaii
National City Mortgage Loan Trust 2005-1
National City NMTC No. 1, LLC	Ohio
National City NMTC No. 2, LLC	Ohio
National City NMTC No. 3, LLC	Ohio
National City NMTC No. 4, LLC	Ohio
National City NMTC No. 5, LLC	Ohio
National City NMTC No. 6, LLC	Ohio
National City NMTC No. 7, LLC	Ohio
National City NMTC No. 8, LLC	Ohio
National City NMTC No. 9, LLC	Ohio
National City NMTC No. 10, LLC	Ohio
National City NMTC No. 11, LLC	Ohio
National City NMTC No. 12, LLC	Ohio
National City NMTC No. 13, LLC	Ohio
National City NMTC No. 14, LLC	Ohio
National City NMTC No. 15, LLC	Ohio
National City NMTC No. 16, LLC	Ohio
National City NMTC No. 17, LLC	Ohio
National City NMTC No. 18, LLC	Ohio
National City NMTC No. 19, LLC	Ohio
National City NMTC No. 20, LLC	Ohio
National City New Market Fund, Inc.	Ohio
National City Partnership Solutions, Inc.	Delaware

State or Jurisdiction
under the law of
which Organized

National City Payments, Inc.	Delaware
National City Real Estate Services, LLC	Ohio
National City Securities Company, LLC	Delaware
National City Trade Services Limited
National City Vehicle Receivables Inc.	Delaware
National Link, L.L.C.	Pennsylvania
National Link, L.P.	Pennsylvania
National Link of Alabama, L.L.C.	Alabama
Nations Choice Mortgage, LLC	Indiana
Neighborhood Lending, LLC	Indiana
New England Trust Company, National Association	Rhode Island
Nottingham Corporation	Pennsylvania
Ohio National Corporation Trade Services	Ohio
PB Realty, Inc.	Ohio
PFGI Capital Corporation	Ohio
Peninsula Mortgage, LLC	Indiana
Peoples Community Mortgage, LLC	Indiana
Pinnacle First Mortgage, LLC	Indiana
Platinum First Mortgage, LP	Ohio
Premier Home Lending Group, LP	California
Premier Lending Services, LP	California
Procurement Alternatives Corporation	Ohio
Provident Auto Leasing Company	Ohio
Provident Auto Leasing Investors L.L.C. (2001-C) (Inactive)	Delaware
Provident Auto Rental Company, LLC (1998-1) (Inactive)	Delaware
Provident Auto Rental Company, LLC (1998-2) (Inactive)	Delaware
Provident Auto Rental Company L.L.C. (1999-1)	Delaware
Provident Auto Rental Company LLC 2000-1 (Inactive)	Delaware
Provident Auto Rental Company LLC 2000-2 (Inactive)	Delaware
Provident Auto Rental Company LLC 2001-1	Delaware
Provident Capital Trust I	Delaware
Provident Capital Trust II	Delaware
Provident Capital Trust III	Delaware
Provident Capital Trust IV	Delaware
Provident Lease Receivables Company, LLC	Ohio
Provident Recap I, LLC	Delaware
Provident Technical Services, Inc.	Ohio
RFI Series A Class 1, LLC	Ohio
RFI Series A Class 2, LLC	Delaware
RFI Series B Class 1, LLC	Delaware
RFI Series B Class 2, LLC	Delaware
The Real Estate Mortgage Funding Group, LLC	Indiana
Red Capital Advisors, LLC	Ohio
Red Capital Commercial Funding, LLC	Ohio
Red Capital Community Development Company, LLC	Ohio
Red Capital Markets, Inc.[5]	Ohio
Red Cliffs Mortgage, LLC	Indiana
Red Fund I Series A, LLC	Delaware
Red Fund 1 Series B, LLC	Delaware
Red Mortgage Capital, Inc.	Delaware

State or Jurisdiction
under the law of
which Organized

Regional First Mortgage, LLC	Indiana
Regional Home Loans, LLC	Indiana
Reliance First Mortgage, LLC	Indiana
Riverside Home Lending, LP	Ohio
SCDC, LLC	Ohio
Shenandoah Mortgage, LLC	Indiana
Summit First Financial, LLC	Indiana
SunAmerica Affordable Housing Partners	Nevada
Supreme Capital Mortgage, LLC	Indiana
SussexMortgage.com, LLC	Indiana
Tidewater First Mortgage, LLC	Indiana
Valley Mortgage Services, LP	Ohio
Virginia Home Mortgage, LLC	Indiana
Western Properties, Inc. (Inactive)	Pennsylvania
Western Reserve Company	Pennsylvania

[1]	FFFC FirstStreet.Com

[2]	Assumed Name: National City Investments A/N

[3]	Assumed Name: The Loan Zone

[4]	Assumed Name: National City Equipment Finance, LLC; National City Equipment Leasing, LLC (New York only)

[5]	Assumed Name: Provident Capital Corp.